Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 09/11/2020 12:03 PM
Original ID: 2013-000646449
Amendment ID: 2020-002936919

Profit Corporation
Articles of Amendment

1. Corporation name:

Stella Diagnostics, Inc.

2. Article number(s) IV is amended as follows:

**Article number(s) is not your filing ID number. Example: 2000-000123456*

The Designation of the Series B Preferred Stock is amended so that the total number of authorized shares of Series B Preferred Stock is 3,500,000

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 09/04/2020
(Date – mm/dd/yyyy)

RECEIVED
SEP - 8 2020
WYOMING
SECRETARY OF STATE

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]
(May be executed by Chairman of Board, President or another of its officers.)

Date: 09/04/2020
(mm/dd/yyyy)

Print Name: Marissa Welner

Title: Director

Contact Person: Marissa Welner

Daytime Phone Number: 516-946-1288

Email: marissa@jmdpi.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- ☑ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ Please submit one **originally signed** document.
- ☐ **Typical processing time is 3-5 business days** following the date of receipt in our office.
- ☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article.
- ☐ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 09/01/2020 03:06 PM
Original ID: 2013-000646449
Amendment ID: 2020-002923457

Profit Corporation
Articles of Amendment

1. Corporation name:

JMD Properties, Inc.

2. Article number(s) I is amended as follows:

**Article number(s) is not your filing ID number.* *Example: 2000-000123456*

The name of the corporation (hereinafter referred to as the "Corporation") is Stella Diagnostics, Inc.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 08/25/2020
(Date – mm/dd/yyyy)

RECEIVED
AUG 26 2020
WYOMING
SECRETARY OF STATE

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]

(May be executed by Chairman of Board, President or another of its officers.)

Date: 08/25/2020 *(mm/dd/yyyy)*

Print Name: Daniel Wainstein

Title: Chairman

Contact Person: Marissa Welner

Daytime Phone Number: 516-946-1288

Email: marissa@jmdpi.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- ☑ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ Please submit one **originally signed** document.
- ☑ **Typical processing time is 3-5 business days** following the date of receipt in our office.
- ☑ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article.
- ☑ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **Stella Diagnostics, Inc**
Old Name: **JMD PROPERTIES INC.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **1st** day of **September**, **2020**

Secretary of State

By: Austin Stege

Filed Date: 09/01/2020

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 07/13/2018 11:03 AM
Original ID: 2013-000646449
Amendment ID: 2018-002342860

Profit Corporation
Articles of Amendment

1. Corporation name:

3D Eye Solutions, Inc.

2. Article number(s) [ ] is amended as follows:

The Articles are amended and restated in accordance with the attached Exhibit A.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

In conjunction with this amendment, the Company's common stock will be reverse split on the basis of one (1) share for each 2,500 shares outstanding. Fractional shares will not be issued. Any fractional shares will be rounded downward to the next whole share. The shares set forth in Article IV of the Amended and Restated Articles attached as Exhibit A shall be the shares of the Company after the effectuation of the split.

4. The amendment was adopted on 07/09/2018
(Date – mm/dd/yyyy)

Received
JUL 11 2018
Secretary of State
Wyoming

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: ______________________ **Date:** 07/09/2018

(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Marissa Welner

Contact Person: Marissa Welner

Title: CEO

Daytime Phone Number: 516-946-1288

Email: marissa@mastiffllc.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- ☑ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☑ Please submit one **originally signed** document.
- ☐ **Typical processing time is 3-5 business days** following the date of receipt in our office.
- ☐ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF 3D EYE SOLUTIONS INC.

Pursuant to the provisions of the Wyoming Business Corporations Act and Wyoming Statutes 17-16-101, *et seq*., the following Amended and Restated Articles of Incorporation are hereby submitted for filing.

ARTICLE I

NAME

The name of the corporation (hereinafter referred to as the "***Corporation***") is JMD PROPERTIES INC.

ARTICLE II

DURATION

The period of duration of the Corporation is perpetual.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any and all business, the conduct of which is not forbidden to corporations by the Constitution, statutes or common law of the state of Wyoming.

ARTICLE IV

SHARES

The Corporation shall have authority to issue 1,010,000,000 shares of capital stock, of which 1,000,000,000 shares will be Common Stock, $.0001 par value per share ("***Common Stock***"), and 10,000,000 shares will be Preferred Stock, $.001 par value per share ("***Preferred Stock***").

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of shareholders. There shall be no cumulative voting.

3. Preemptive Rights. The holders of the Common Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the corporation.

B. PREFERRED STOCK

1. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (the "***Board***") is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the Wyoming Statutes. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

DIRECTORS

Subject to any additional vote required by the Articles of Incorporation, the number of directors of the Corporation shall be fixed in the Bylaws and may be increased or decreased from time to time in the manner specified therein.

ARTICLE VI

SPECIAL MEETINGS

A special meeting of the shareholders may be called for any purpose or purposes whatsoever at any time, but only by the President of the Corporation, the Chairman of the Board of Directors of the Corporation, the Board of Directors of the Corporation, or upon the demand of

the holders of more than 25% of the total voting power of all outstanding securities of the corporation then entitled to vote at such special meeting.

ARTICLE VII

INDEMNIFICATION

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which Wyoming Business Corporation Act permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise. Any amendment, repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE VIII

LIMITATION OF DIRECTOR LIABILITY

To the full extent that the Wyoming Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for his or her acts or omissions as a director. Any amendment to or repeal of this Article 8 shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions occurring prior to such amendment or repeal.

ARTICLE IX

AMENDMENTS OF BYLAWS

Subject to any additional vote required by the Articles of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE X

AMENDMENTS OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law. All rights and powers conferred herein on shareholders and directors are subject to this reserved power.

<u>EXHIBIT A</u>

IN WITNESS HEREOF, the undersigned has executed this Amended and Restated Articles of Incorporation as of the date first above written.

By: [signature]
Name: Marissa Welner
Title: CEO

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK OF

JMD PROPERTIES, INC.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of JMD PROPERTIES, INC., a Wyoming Corporation (the "Company"), and by the Wyoming Business Corporation Act, the Board of Directors of the Company (the "Board") on July 9, 2018 adopted by resolution the following terms, conditions and designations of the Series A Preferred Stock. Such preferred stock shall contain the following terms, powers, preferences and rights:

One Hundred Thousand (100,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "***Series A Preferred Stock***" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend. The "***Series A Original Issue Price***" shall mean $.01 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Mandatory Conversion on Liquidation Events. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable conversion rate determined in accordance with Section 4.1.

2.2 Deemed Liquidation Events.

2.2.1 Definition. Each of the following events shall be considered a "***Deemed Liquidation Event***" unless the holders of more than 50% of the outstanding shares of Series A Preferred Stock elect otherwise by written notice sent to the Corporation at least 3 days prior to the effective date of any such event:

(a) a merger, consolidation or share exchange in which:

(i) the Corporation is a constituent party or

(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3 Notice and Closing of Liquidating Event. All holders of record of shares of Series A Preferred Stock will be given at least 10 days prior written notice of the date fixed for mandatory conversion of the Series A Preferred Stock and the event causing the mandatory conversion of the Series A Preferred Stock into Common Stock. On or before the date so fixed for conversion, each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates for all such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled. The mechanics for conversion and other provisions relating to conversion of Series A Preferred Stock into Common Stock set forth elsewhere in this Section C of the Amended and

Restated Certificate of Incorporation shall apply to the mandatory conversion of the Series A Preferred Stock.

3. Voting.

3.1 General. On any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

3.2 Series A Preferred Stock Protective Provisions. At any time when shares of Series A Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of more than 50% of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void *ab initio*, and of no force or effect.

3.2.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation other than a Deemed Liquidation Event, or consent to any of the foregoing;

3.2.2 amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock;

3.2.3 create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption; or

3.2.4 (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding

up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series A Preferred Stock in respect of any such right, preference or privilege; or

3.2.5 create any class of shares that would have greater voting rights than the voting rights created pursuant hereto.

4. Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the "***Conversion Rights***"):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into that number of fully paid and nonassessable shares of Common Stock (whether whole or fractional) equal to 0.01% of the total number of shares of Common Stock outstanding at the Conversion Time (defined below in Section 4.3.1).

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares issued to the nearest whole number. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer

agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the "***Conversion Time***"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series A Preferred Stock, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series A Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price.

4.3.3 Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Subsection 4.2 and to receive payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common

Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series A Preferred.

4.4.1 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable on the conversion of Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable on such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately before such reorganization, reclassification, or change.

4.4.2 Sales, Reorganizations, Mergers or Consolidations. In case of any consolidation or merger of the Corporation with or into another entity, the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another person or the sale, transfer or other disposition of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding securities of the Corporation (other than a consolidation, merger or sale treated as a Deemed Liquidating Event pursuant to Section 2 above), each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property that a holder of the number of shares of Common Stock of the Corporation deliverable on conversion of Series A Preferred Stock would have been entitled on such consolidation, merger or sale; and in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions of Section C.4. with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in Section C.4. shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of Series A Preferred Stock.

4.4.3 Certificate of Adjustment. On the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms thereof and prepare and furnish to each holder of Series A Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based. The Corporation shall, on the written notice at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment or readjustment, (b) the Series A Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received on the conversion of such holder's shares.

5. Acquired Shares. Any shares of Series A Preferred Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Preferred Stock following acquisition.

6. Preemptive Rights. Holders of Series A Preferred Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the corporation.

7. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of more than 50% of the shares of Series A Preferred Stock then outstanding.

8. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation or given by electronic communication in compliance with the provisions of the Business Corporation Act and shall be deemed sent upon such mailing or electronic transmission.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned Chairman and Chief Executive Officer as of the date below

Date: July 9, 2018.

JMD PROPERTIES, INC.:

By: [signature]

Marissa Welner
CEO and Director

CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK OF

JMD PROPERTIES, INC.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of JMD PROPERTIES, INC., a Wyoming Corporation (the "Company"), and by the Wyoming Business Corporation Act, the Board of Directors of the Company (the "Board") on July 9, 2018 adopted by resolution the following terms, conditions and designations of the Series B Preferred Stock. Such preferred stock shall contain the following terms, powers, preferences and rights:

10,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "***Series B Preferred Stock***" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to "sections" or "subsections" in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series B Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series B Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series B Preferred Stock dividend. The "***Series B Original Issue Price***" shall mean $1.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Liquidation Payment Amount for Holders of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders before any payment shall be made to the holders of Series B Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Issue Price, plus any dividends declared but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the "***Series B Liquidation Amount***"). If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a "***Deemed Liquidation Event***" unless the holders of more than 50% of the outstanding shares of Series B Preferred Stock elect otherwise by written notice sent to the Corporation at least 3 days prior to the effective date of any such event:

(a) a merger, consolidation or share exchange in which:

(i) the Corporation is a constituent party or

(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger, consolidation or share exchange for such transaction (the "***Merger Agreement***") provides that the consideration payable to the shareholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(ii) or 2.3.1(b), if the Corporation does not effect a dissolution of the Corporation under the Business Corporation Act within 90 days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series B Preferred Stock no later than the 90th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series B Preferred Stock, and (ii) if the holders of more than 50% of the then outstanding shares of Series B Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its shareholders, all to the extent permitted by Wyoming law governing distributions to shareholders (the "***Available Proceeds***"), on the 150th day after such Deemed Liquidation Event (the "***Redemption Date***"), to redeem all outstanding shares of Series B Preferred Stock at a price per share equal to the Series B Liquidation Amount (the "***Redemption Price***"). Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series B Preferred Stock, the Corporation shall ratably redeem each holder's shares of Series B Preferred Stock to the fullest extent of such Available Proceeds and shall redeem the remaining shares as soon as it may lawfully do so under Washington law governing distributions to shareholders. Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event.

Each holder of Series B Preferred Stock shall surrender the certificate or certificates representing such shares to the Corporation at the principal office of the Corporation, or at such other place as may be designated by the Corporation, on or before the Redemption Date, and thereupon, on the Redemption Date, the Corporation shall pay the Redemption Price for such

shares in immediately available funds, by wire transfer to an account designated by such holder or by certified or bank check payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. Each stock certificate surrendered for redemption shall be canceled and retired. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all dividends on the Series B Preferred Stock redeemed on the Redemption Date shall cease to accrue, all rights of the holders of the Series B Preferred Stock of the Corporation (except the right to receive the Redemption Price on surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Shares of Series B Preferred Stock that are subject to redemption but that have not been redeemed and the Redemption Price paid due to insufficient legally available funds shall continue to be entitled to the dividend, conversion and other rights, preferences, privileges and restrictions of such Series B Preferred Stock until such shares have been redeemed and the Redemption Price has been paid.

2.3.3 Notice of Liquidating Event. Written notice of any Deemed Liquidating Event stating, as applicable, a payment date or Redemption Date, the place where such payment or redemption shall be made, the amount of each payment in liquidation or the Redemption Price and calling on such holder to surrender to the Corporation, in the manner and at the place designated, its certificate or certificates representing its shares of Series B Preferred Stock, shall be given not less than 10 days before the payment date or Redemption Date stated therein, to each holder of record of Series B Preferred Stock at such holder's address as shown in the records of the Corporation; provided, that, to the extent permitted under Section B.4. hereof, any holder of Series B Preferred Stock may convert its shares of Series B Preferred Stock to Common Stock during such period at any time before the close of business on the last full day preceding the payment date or Redemption Date stated in such notice.

2.3.4 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the fair market value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The fair market value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

3. Voting.

3.1 General. Except as otherwise expressly provided herein or as required by law, the holders of Series B Preferred Stock shall not be entitled to vote.

3.2 Series B Preferred Stock Protective Provisions. At any time when shares of Series B Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of more than 50% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void *ab initio*, and of no force or effect.

3.2.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation other than a Deemed Liquidation Event, or consent to any of the foregoing;

3.2.2 amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series B Preferred Stock;

3.2.3 create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption; or

3.2.4 (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Series B Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series B Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Series B Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series B Preferred Stock in respect of any such right, preference or privilege.

4. Conversion.

The holders of the Series B Preferred Stock shall have conversion rights as follows (the "***Conversion Rights***"):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into that number of fully paid and nonassessable shares of Common Stock (whether whole or fractional) that have a Fair Market Value, in the aggregate, equal to the Series B Conversion Price. The "***Series B Conversion Price***" shall initially be equal to $1.00. Such initial Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. "***Fair Market Value***" shall mean as of any date of determination, 50% of the average closing price of a share of Common Stock on the principal exchange or market on which such shares are then trading for the 20 trading days immediately preceding such date.

4.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series B Preferred Stock.

4.1.3 Limitation on Conversion. Notwithstanding anything to the contrary contained herein, a holder's right to exercise that holder's Conversion Rights shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares issued to the nearest whole number. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series B Preferred Stock to voluntarily convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the "***Conversion Time***"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The

Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series B Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series B Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series B Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation. Before taking any action that would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series B Conversion Price.

4.3.3 Effect of Conversion. All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Series B Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series B Conversion Price shall be made for any declared but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such

issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series B Preferred.

4.4.1 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable on the conversion of Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than as provided for in Subsection 4.4.3), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable on such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately before such reorganization, reclassification, or change.

4.4.2 Sales, Reorganizations, Mergers or Consolidations. In case of any consolidation or merger of the Corporation with or into another entity, the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another person or the sale, transfer or other disposition of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding securities of the Corporation (other than a consolidation, merger or sale treated as a Deemed Liquidating Event pursuant to Section B.2 above), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property that a holder of the number of shares of Common Stock of the Corporation deliverable on conversion of Series B Preferred Stock would have been entitled on such consolidation, merger or sale; and in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions of Section B.4. with respect to the rights and interest thereafter of the holders of Series B Preferred Stock, to the end that the provisions set forth in Section B.4. shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of Series B Preferred Stock.

4.4.3 Reverse Stock Splits, Redemptions and Repurchases. In case the Corporation shall at any time reduce the number of outstanding shares of Common Stock by reverse stock split, redemption, repurchase or otherwise without a corresponding combination of the Series B Preferred Stock, the Series B Conversion Price in effect immediately before such share reduction shall be proportionately increased.

4.4.4 Certificate of Adjustment. On the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section B.4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms thereof and prepare and furnish to each holder of Series B Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based. The Corporation shall, on the written notice at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such

holder a like certificate setting forth (a) such adjustment or readjustment, (b) the Series B Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received on the conversion of such holder's shares.

5. Acquired Shares. Any shares of Series B Preferred Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series B Preferred Stock following acquisition.

6. Preemptive Rights. Holders of Series B Preferred Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the corporation.

7. Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of more than 50% of the shares of Series B Preferred Stock then outstanding.

8. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation or given by electronic communication in compliance with the provisions of the Business Corporation Act and shall be deemed sent upon such mailing or electronic transmission.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned Chairman and Chief Executive Officer as of the date below

Date: July 9, 2018.

JMD PROPERTIES, INC.:

By: ______________________
Marissa Welner
CEO and Director

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **JMD PROPERTIES INC.**
Old Name: **3D Eye Solutions Inc.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **13th** day of **July**, **2018**


GREAT SEAL OF THE STATE OF WYOMING
EQUAL RIGHTS

Filed Date: 07/13/2018

Secretary of State

By: Jordyn Gray

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 08/19/2020 12:47 PM
Original ID: 2013-000646449
Amendment ID: 2020-002918614

Profit Corporation
Articles of Amendment

1. Corporation name:

JMD Properties, Inc.

2. Article number(s) IV is amended as follows:

****Article number(s) is not your filing ID number.*** *Example: 2000-000123456*

The Articles are amended and restated in accordance with the attached Exhibit A.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 08/10/2020
(Date – mm/dd/yyyy)

RECEIVED
AUG 12 2020
WYOMING
SECRETARY OF STATE

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☐ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☑ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature] **Date:** 08/10/2020

(May be executed by Chairman of Board, President or another of its officers.) *(mm/dd/yyyy)*

Print Name: Marissa Welner

Title: Chairman of the Board

Contact Person: Marissa Welner

Daytime Phone Number: 516-946-1288

Email: marissa@jmdpi.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

- ☑ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- ☐ Please submit one **originally signed** document.
- ☐ **Typical processing time is 3-5 business days** following the date of receipt in our office.
- ☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article.
- ☐ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

AMENDED
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK OF
JMD PROPERTIES, INC.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of JMD Properties, Inc., a Wyoming Corporation (the "***Corporation***"), and by the Wyoming Business Corporation Act, the Board of Directors of the Corporation (the "***Board***") on August 10, 2020 adopted by resolution the following terms, conditions and amended designations of the Series A Preferred Stock. Such preferred stock shall contain the following terms, powers, preferences and rights:

One Hundred Thousand (100,000) shares of the authorized Preferred Stock of the Corporation are hereby designated "***Series A Preferred Stock***" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend. The "***Series A Original Issue Price***" shall mean $.01 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

2. Voting.

2.1 General. On any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible pursuant to Subsection 3.1.1 below (with respect to a reverse stock split) as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

2.2 Series A Preferred Stock Protective Provisions. At any time when shares of Series A Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of more than 95% of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void *ab initio*, and of no force or effect.

2.2.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation, or consent to any of the foregoing; or

2.2.2 amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock; or

2.2.3 create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption; or

2.2.4 (i) reclassify, alter or amend any existing security of the Corporation that is *pari passu* with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or *pari passu* with the Series A Preferred Stock in respect of any such right, preference or privilege; or

2.2.5 create any class of shares that would have greater voting rights than the voting rights created pursuant hereto.

3. Mandatory Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock upon the earlier of (i) a reverse stock split or (ii) twenty-four (24) months from the date a stockholder becomes the record holder of such Series A Preferred Stock.

3.1 Conversion Rate.

3.1.1. In the event of a reverse stock split, each share of Series A Preferred Stock shall be converted into that number of fully paid and nonassessable shares of Common Stock (whether whole or fractional) equal to 0.01% of the total number of shares of Common Stock outstanding at the Conversion Time.

3.1.2 The applicable conversion rate in respect of a twenty-four (24) month time lapse in ownership of the applicable Series A Preferred Stock shall be equal to the *pro rata* dollar value of each share of Series A Preferred Stock, based on a third party valuation of the Series A Preferred Stock then issued and outstanding at the Conversion Time; provided that, notwithstanding the determination of such third party valuator, in no event shall the dollar value per converted Series A Preferred Stock be less $2,000 per share.

3.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares issued to the nearest whole number.

3.3 Mechanics of Conversion.

3.3.1 Surrender of Share Certificates. Upon conversion, the holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent). If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the "***Conversion Time***"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver to such holder of Series A Preferred Stock, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of

Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock.

3.3.2 Effect of Conversion. All converted shares of Series A Preferred Stock as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

3.3.4 No Further Adjustment. Upon conversion, no adjustment to the Series A conversion price shall be made for, if applicable, any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

3.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Subsection 3. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4. Preemptive Rights. Holders of Series A Preferred Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the Corporation.

5. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of all of the holders of the shares of Series A Preferred Stock then outstanding.

6. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation or given by electronic communication in compliance with the provisions of the Business Corporation Act and shall be deemed sent upon such mailing or electronic transmission.

[signatures to follow]

[signature page to Amended and Restated Series A Preferred Designation]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned Sole Director as of the date below.

Date: August 10, 2020

JMD PROPERTIES, INC.

By:____________________________

Marissa Welner

Director

AMENDED
CERTIFICATE OF DESIGNATION
OF
SERIES B PREFERRED STOCK OF
JMD PROPERTIES, INC.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of JMD PROPERTIES, INC., a Wyoming Corporation (the "Company"), and by the Wyoming Business Corporation Act, the Board of Directors of the Company (the "Board") on August 10, 2020 adopted by resolution the following terms, conditions and designations of the Series B Preferred Stock. Such preferred stock shall contain the following terms, powers, preferences and rights:

10,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "***Series B Preferred Stock***" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to "sections" or "subsections" in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series B Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series B Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series B Preferred Stock dividend. The "***Series B Original Issue Price***" shall mean $1.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Liquidation Payment Amount for Holders of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders before any payment shall be made to the holders of Series B Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Issue Price, plus any dividends declared but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the "***Series B Liquidation Amount***"). If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a "***Deemed Liquidation Event***" unless the holders of more than 50% of the outstanding shares of Series B Preferred Stock elect otherwise by written notice sent to the Corporation at least 3 days prior to the effective date of any such event:

(a) a merger, consolidation or share exchange in which:

(i) the Corporation is a constituent party or

(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger, consolidation or share exchange for such transaction (the "***Merger Agreement***") provides that the consideration payable to the shareholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(ii) or 2.3.1(b), if the Corporation does not effect a dissolution of the Corporation under the Business Corporation Act within 90 days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series B Preferred Stock no later than the 90th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series B Preferred Stock, and (ii) if the holders of more than 50% of the then outstanding shares of Series B Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its shareholders, all to the extent permitted by Wyoming law governing distributions to shareholders (the "***Available Proceeds***"), on the 150th day after such Deemed Liquidation Event (the "***Redemption Date***"), to redeem all outstanding shares of Series B Preferred Stock at a price per share equal to the Series B Liquidation Amount (the "***Redemption Price***"). Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series B Preferred Stock, the Corporation shall ratably redeem each holder's shares of Series B Preferred Stock to the fullest extent of such Available Proceeds and shall redeem the remaining shares as soon as it may lawfully do so under Washington law governing distributions to shareholders. Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event.

Each holder of Series B Preferred Stock shall surrender the certificate or certificates representing such shares to the Corporation at the principal office of the Corporation, or at such other place as may be designated by the Corporation, on or before the Redemption Date, and thereupon, on the Redemption Date, the Corporation shall pay the Redemption Price for such

shares in immediately available funds, by wire transfer to an account designated by such holder or by certified or bank check payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. Each stock certificate surrendered for redemption shall be canceled and retired. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all dividends on the Series B Preferred Stock redeemed on the Redemption Date shall cease to accrue, all rights of the holders of the Series B Preferred Stock of the Corporation (except the right to receive the Redemption Price on surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Shares of Series B Preferred Stock that are subject to redemption but that have not been redeemed and the Redemption Price paid due to insufficient legally available funds shall continue to be entitled to the dividend, conversion and other rights, preferences, privileges and restrictions of such Series B Preferred Stock until such shares have been redeemed and the Redemption Price has been paid.

2.3.3 Notice of Liquidating Event. Written notice of any Deemed Liquidating Event stating, as applicable, a payment date or Redemption Date, the place where such payment or redemption shall be made, the amount of each payment in liquidation or the Redemption Price and calling on such holder to surrender to the Corporation, in the manner and at the place designated, its certificate or certificates representing its shares of Series B Preferred Stock, shall be given not less than 10 days before the payment date or Redemption Date stated therein, to each holder of record of Series B Preferred Stock at such holder's address as shown in the records of the Corporation; provided, that, to the extent permitted under Section B.4. hereof, any holder of Series B Preferred Stock may convert its shares of Series B Preferred Stock to Common Stock during such period at any time before the close of business on the last full day preceding the payment date or Redemption Date stated in such notice.

2.3.4 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the fair market value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The fair market value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

3. Voting.

3.1 General. Except as otherwise expressly provided herein or as required by law, the holders of Series B Preferred Stock shall not be entitled to vote.

3.2 Series B Preferred Stock Protective Provisions. At any time when shares of Series B Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of more than 50% of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void *ab initio*, and of no force or effect.

3.2.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation other than a Deemed Liquidation Event, or consent to any of the foregoing;

3.2.2 amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series B Preferred Stock;

3.2.3 create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption; or

3.2.4 (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Series B Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series B Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Series B Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series B Preferred Stock in respect of any such right, preference or privilege.

4. Conversion.

The holders of the Series B Preferred Stock shall have conversion rights as follows (the "***Conversion Rights***"):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into that number of fully paid and nonassessable shares of Common Stock (whether whole or fractional) that have a Fair Market Value, in the aggregate, equal to the Series B Conversion Price. The "***Series B Conversion Price***" shall initially be equal to $1.00. Such initial Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. "***Fair Market Value***" shall mean as of any date of determination, 50% of the average closing price of a share of Common Stock on the principal exchange or market on which such shares are then trading for the 20 trading days immediately preceding such date.

4.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series B Preferred Stock.

4.1.3 Limitation on Conversion. Notwithstanding anything to the contrary contained herein, a holder's right to exercise that holder's Conversion Rights shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares issued to the nearest whole number. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series B Preferred Stock to voluntarily convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the "***Conversion Time***"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The

Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series B Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series B Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series B Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation. Before taking any action that would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series B Conversion Price.

4.3.3 Effect of Conversion. All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Series B Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series B Conversion Price shall be made for any declared but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such

issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series B Preferred.

4.4.1 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable on the conversion of Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than as provided for in Subsection 4.4.3), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable on such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately before such reorganization, reclassification, or change.

4.4.2 Sales, Reorganizations, Mergers or Consolidations. In case of any consolidation or merger of the Corporation with or into another entity, the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another person or the sale, transfer or other disposition of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding securities of the Corporation (other than a consolidation, merger or sale treated as a Deemed Liquidating Event pursuant to Section B.2 above), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property that a holder of the number of shares of Common Stock of the Corporation deliverable on conversion of Series B Preferred Stock would have been entitled on such consolidation, merger or sale; and in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions of Section B.4. with respect to the rights and interest thereafter of the holders of Series B Preferred Stock, to the end that the provisions set forth in Section B.4. shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of Series B Preferred Stock.

4.4.3 Reverse Stock Splits, Redemptions and Repurchases. In case the Corporation shall at any time reduce the number of outstanding shares of Common Stock by reverse stock split, redemption, repurchase or otherwise without a corresponding combination of the Series B Preferred Stock, the Series B Conversion Price in effect immediately before such share reduction shall be proportionately increased.

4.4.4 Certificate of Adjustment. On the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section B.4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms thereof and prepare and furnish to each holder of Series B Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based. The Corporation shall, on the written notice at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such

holder a like certificate setting forth (a) such adjustment or readjustment, (b) the Series B Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received on the conversion of such holder's shares.

5. Reserved.

6. Preemptive Rights. Holders of Series B Preferred Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the corporation.

7. Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of more than 50% of the shares of Series B Preferred Stock then outstanding.

8. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation or given by electronic communication in compliance with the provisions of the Business Corporation Act and shall be deemed sent upon such mailing or electronic transmission.

[SIGNATURE PAGE TO AMENDED SERIES B PREFERRED STOCK DESIGNATION]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned Sole Director as of the date below

Date: August 10, 2020

JMD PROPERTIES, INC.

By:________________________
Marissa Welner
Director

CERTIFICATE OF DESIGNATION

OF

SERIES D PREFERRED STOCK OF

JMD PROPERTIES, INC.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of JMD PROPERTIES, INC., a Wyoming Corporation (the "***Company***"), and by the Wyoming Business Corporation Act, the Board of Directors of the Company (the "***Board***") on August 10, 2020 adopted by resolution the following terms, conditions and designations of the Series D Preferred Stock. Such preferred stock shall contain the following terms, powers, preferences, and rights:

5,000,000 (five million) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "***Series D Preferred Stock***" with the following rights, preferences, powers, privileges and restrictions, qualifications, and limitations.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on the Series D Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Liquidation Payment Amount for Holders of Series D Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders before any payment shall be made to the holders of Series D Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the Series D Original Issue Price (the amount payable pursuant to this sentence is hereinafter referred to as the "***Series D Liquidation Amount***"). The "***Series D Original Issue Price***" shall mean $5.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock. If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series D Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Deemed Liquidation Events.

2.2.1 Definition. Each of the following events shall be considered a "***Deemed Liquidation Event***":

(a) a merger, consolidation or share exchange in which:

(i) the Corporation is a constituent party or

(ii) a subsidiary of the Corporation is a constituent party

And, in either case, the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger, consolidation or share exchange for such transaction (the "***Merger Agreement***") provides that the consideration payable to the shareholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsection 2.1.

(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.2.1(a)(ii) or 2.2.1(b), if the Corporation does not effect a dissolution of the Corporation under the Business Corporation Act within 90 days after such Deemed Liquidation Event, then the Corporation shall send a written notice to each holder of Series D Preferred Stock no later than the 90th day after the Deemed Liquidation Event advising such holders of the redemption of such shares of Series D Preferred Stock, and, if the Board so determines, the Corporation may use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other

assets of the Corporation available for distribution to its shareholders, all to the extent permitted by Wyoming law governing distributions to shareholders (the "***Available Proceeds***"), on the 150th day after such Deemed Liquidation Event (the "***Redemption Date***"), to redeem all outstanding shares of Series D Preferred Stock at a price per share equal to the Series D Liquidation Amount (the "***Redemption Price***"). Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series D Preferred Stock, the Corporation shall ratably redeem each holder's shares of Series D Preferred Stock to the fullest extent of such Available Proceeds and shall redeem the remaining shares as soon as it may lawfully do so under Wyoming law governing distributions to shareholders. Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event.

Each holder of Series D Preferred Stock shall surrender the certificate or certificates representing such shares to the Corporation at the principal office of the Corporation, or at such other place as may be designated by the Corporation, on or before the Redemption Date, and thereupon, on the Redemption Date, the Corporation shall pay the Redemption Price for such shares in immediately available funds, by wire transfer to an account designated by such holder or by certified or bank check payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. Each stock certificate surrendered for redemption shall be canceled and retired. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series D Preferred Stock of the Corporation (except the right to receive the Redemption Price on surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Shares of Series D Preferred Stock that are subject to redemption but that have not been redeemed and the Redemption Price paid due to insufficient legally available funds shall continue to be entitled to the conversion and other rights, preferences, privileges and restrictions of such Series D Preferred Stock until such shares have been redeemed and the Redemption Price has been paid.

2.3.3 Notice of Liquidating Event. Written notice of any Deemed Liquidating Event stating, as applicable, a payment date or Redemption Date, the place where such payment or redemption shall be made, the amount of each payment in liquidation or the Redemption Price and calling on such holder to surrender to the Corporation, in the manner and at the place designated, its certificate or certificates representing its shares of Series D Preferred Stock, shall be given not less than 10 days before the payment date or Redemption Date stated therein, to each holder of record of Series D Preferred Stock at such holder's address as shown in the records of the Corporation; provided, that, to the extent permitted hereunder, any holder of Series D Preferred Stock may convert its shares of Series D Preferred Stock to Common Stock during such period at any time before the close of business on the last full day preceding the payment date or Redemption Date stated in such notice.

2.3.4 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the fair market value of the property, rights or securities paid or distributed to such holders by the

Corporation or the acquiring person, firm or other entity. The fair market value of such property, rights or securities shall be determined in good faith by the Board.

3. Voting.

3.1 General. Notwithstanding anything to the contrary herein or in the Articles of Incorporation of the Company, except as provided below or otherwise expressly required by applicable law, the holders of Series D Preferred Stock shall not be entitled to vote. At any time when shares of Series D Preferred Stock are required to vote, the written consent or affirmative vote of the holders of at least 50% of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, shall be binding on all Series D Preferred Stock holders. The holders of Series D Preferred Stock shall be entitled to vote on any proposed amendment to the Company's Articles of Incorporation if such amendment would:

3.1.1 Effect an exchange or reclassification of all or part of the Series D Preferred Stock into shares of another class;

3.1.2 Effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class of the Company into shares of Series D Preferred Stock;

3.1.3 Adversely change the rights, preferences, or limitations of all or part of the shares of Series D Preferred Stock;

3.1.4 Change the shares of all or part of the Series D Preferred Stock into a different number of shares of Series D Preferred Stock;

3.1.5 Create a new class of shares having rights or preferences with respect to dissolution that are prior or superior to the shares of Series D Preferred Stock;

3.1.6 Increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to dissolution that are prior or superior to the shares of Series D Preferred Stock;

3.1.7 Limit or deny any existing preemptive right of all or part of the shares of the Series D Preferred Stock; or

3.1.8 Cancel or otherwise affect rights to distributions that have accumulated but not yet been authorized on all or part of the shares of the Series D Preferred Stock.

4. Conversion.

The holders of the Series D Preferred Stock shall have conversion rights as follows (the "***Conversion Rights***"):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into that number of fully paid and nonassessable shares of Common Stock (whether whole or fractional) that have a Fair Market Value, in the aggregate, equal to the Series D Conversion Price. The "***Series D Conversion Price***" shall initially be equal to $4.00. Such initial Series D Conversion Price, and the rate at which shares of Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. "***Fair Market Value***" shall mean as of any date of determination, 80% of the average closing price of a share of Common Stock on the principal exchange or market on which such shares are then trading for the 20 trading days immediately preceding such date.

4.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series D Preferred Stock.

4.1.3 Limitation on Conversion. Notwithstanding anything to the contrary contained herein, a holder's right to exercise that holder's Conversion Rights shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the "***1934 Act***"), does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares issued to the nearest whole number. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series D Preferred Stock to voluntarily convert shares of Series D Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series D Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series D Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the "***Conversion Time***"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series D Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series D Preferred Stock represented by the surrendered certificate that were not converted into Common Stock and (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation. Before taking any action that would cause an adjustment reducing the Series D Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series D Conversion Price.

4.3.3 Effect of Conversion. All shares of Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series D Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series D Conversion Price shall be made for any declared but unpaid dividends on the Series D Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on behalf of the Corporation upon conversion of shares of Series D Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series D Preferred.

4.4.1 Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable on the conversion of Series D Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than as provided for in Subsection 4.4.3), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable on such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately before such reorganization, reclassification, or change.

4.4.2 Sales, Reorganizations, Mergers or Consolidations. In case of any consolidation or merger of the Corporation with or into another entity, the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another person or the sale, transfer or other disposition of securities of the Corporation representing 50% or more of the combined voting power of the then outstanding securities of the Corporation (other than a consolidation, merger or sale treated as a Deemed Liquidating Event pursuant to Section 2 above), each share of Series D Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property that a holder of the number of shares of Common Stock of the Corporation deliverable on conversion of Series D Preferred Stock would have been entitled on such consolidation, merger or sale; and in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of Section

4 herein with respect to the rights and interest thereafter of the holders of Series D Preferred Stock, to the end that the provisions set forth in Section 4 herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of Series D Preferred Stock.

4.4.4 Certificate of Adjustment. On the occurrence of each adjustment or readjustment of the Series D Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms thereof and prepare and furnish to each holder of Series D Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based. The Corporation shall, on the written notice at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment or readjustment, (b) the Series D Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received on the conversion of such holder's shares.

6. Preemptive Rights. Holders of Series D Preferred Stock shall not have preemptive rights to acquire shares of stock or securities convertible into shares of stock issued by the corporation.

7. Waiver. Any of the rights, powers, preferences and other terms of the Series D Preferred Stock set forth herein may be waived on behalf of all holders of Series D Preferred Stock by the affirmative written consent or vote of the holders of more than 50% of the shares of Series D Preferred Stock then outstanding.

8. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series D Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation or given by electronic communication in compliance with the provisions of the Business Corporation Act and shall be deemed sent upon such mailing or electronic transmission.

[Signature Page to Series D Preferred Stock Designation]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its undersigned Sole Director as of the date below

Date: August 10, 2020.

JMD PROPERTIES, INC.:

By:________________________
Marissa Welner
Director

RECEIPT

Secretary of State
Herschler Bldg East, Ste.100 & 101
Cheyenne, WY 82002-0020

JMD PROPERTIES INC.
139 FULTON ST.
SUITE 412
NEW YORK, NY 10038

RECEIPT INFORMATION

Receipt #: **001967831**
Receipt Date: **08/19/2020**
Processed By: **Nicole Martinez**

DO NOT PAY!
This is not a bill.

Description of Charges	Reference	Quantity	Unit Price	Total
Common Amendment - Profit Corporation - Domestic	2020-002918614	1	$50.00	$50.00

TOTAL CHARGES PAID **$50.00**

Description of Payment	Reference	Amount
Payment-Check / Money Order	1483	$50.00

TOTAL PAYMENT **$50.00**

In Reference To:
JMD PROPERTIES INC. (2013-000646449); Amendment ID: 2020-002918614

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